UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 14, 2013

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Feel Golf Co., Inc.
(Exact name of registrant as specified in its charter)

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California	000-26777	77-0532590
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

200 S. Andrews Ave, Suite 703B
Fort Lauderdale, FL 33301
(Address of Principal Executive Offices) (Zip Code)

866.326.3000
(Registrant’s telephone number, including area code)

510 Central Park Drive
Sanford, FL 32771
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Acquisition Agreement

On May 10, 2013, the Company (or “FCG”) entered into an acquisition agreement with New Castle County Services, Inc., a Delaware corporation (“NCCS”) for the purchase of all assets relating to cognitive bran training games websites and blog (including the website Mind360.com).  As consideration for the acquisition of the assets, FGC will pay $150,000 to NCCS, no later than November 10, 2014 and will deliver to NCCS a promissory note in the amount of $850,000.  The promissory note has a due date of May 1, 2016 and is convertible at NCCS’s option, into FGC common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 14, 2013	Feel Golf Company, Inc.

	By	/s/Victoria Rudman
Name: Victoria Rudman Title: Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No. Description
Item 9.01. Financial Statements and Exhibits 33.1 Acquisition Agreement, New Castle County Services, Inc.